SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 27, 2011

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China	134115
(Address of principal executive offices)	(Zip Code)

011-86-435-5211803 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2011, Runying Dong resigned as Chief Financial Officer of BioPharm Asia, Inc.

On January 30, 2011, Chun Rong Xiong, age 42, was elected Chief Financial Officer of BioPharm Asia, Inc.

From February 2003 to January 2011, Ms Xiong was finance manager of Dong Guan Bencao Medicine Co., Ltd. From September 1998 to February 2003, she was a senior consultant with Dong Hai Accounting Firm. From 1995 June to September 1998, she served as an accounting supervisor in Kangmei Pharmaceutical Co., Ltd. From July 1992 to June 1995, she was a cost accountant in Hua Zhong medicine Co. ltd.

Ms. Xiong received a B.S. degree (major in accounting) from Xi’an Finance University (PR. China).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARM ASIA, INC.

Dated: January 31, 2011	By:	/s/ Shengqun Li
Shengqun Li Chief Executive Officer